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                                                                  EXHIBIT 1(C)

                                                         DRAFT OF MAY 24, 1994


                                PLC CAPITAL L.L.C.

                               CUMULATIVE MONTHLY
                           INCOME PREFERRED SECURITIES
                                   GUARANTEED BY
                           PROTECTIVE LIFE CORPORATION
                                    __________
                              UNDERWRITING AGREEMENT


                                                             May ..., 1994


To the Representatives of the several
      Underwriters to be named in the respective
      Pricing Agreements hereinafter described.

Dear Sirs:

         From time to time PLC Capital L.L.C., a limited liability company formed under the laws of the State of Delaware (the "Company"), and Protective Life Corporation, a Delaware corporation, as guarantor and provider of certain backup undertakings (the "Guarantor" or "Protective Life"), propose to enter into one or more Pricing Agreements (each a "Pricing Agreement") in the form of Annex I hereto, with such additions and deletions as the parties thereto may determine, and, subject to the terms and conditions stated herein and therein, to issue and sell, in the case of the Company, and to cause the Company to issue and sell, in the case of the Guarantor, to the firms named in Schedule I to the applicable Pricing Agreement (such firms constituting the "Underwriters" with respect to such Pricing Agreement and the securities specified therein) certain of the Company's preferred limited liability company interests designated Cumulative Monthly Income Preferred Securities (the "Preferred Securities"), which Preferred Securities may be issued in one or more series, guaranteed by the Guarantor pursuant to a Guarantee Agreement relating to each such series in substantially the form filed as an exhibit to the registration statement described herein (the "Guarantee"), for the benefit of the holders from time to time of the Preferred Securities to the extent set forth in the prospectus and registration statement described herein (the Preferred Securities and the Guarantee being referred to collectively as the "Securities"), specified in Schedule II to such Pricing Agreement (with respect to such Pricing Agreement, the "Firm Securities"). If specified in such Pricing Agreement, the Company may grant to the Underwriters the right to purchase at their election an additional number of Preferred Securities, specified in such Pricing Agreement as provided in Section 3 hereof (the "Optional Securities"). The Firm Securities and the Optional Securities, if any, which the Underwriters elect to purchase pursuant to Section 3 hereof are herein collectively called the "Designated Securities."

         The terms and rights of any particular issuance of Designated Securities shall be as specified in the Pricing Agreement relating thereto (to the extent not set forth in the registration statement or prospectus with respect thereto) and in or pursuant to the written action or actions (each, an "Action") taken by Protective Life, in its capacity as the member of the Company that holds, directly or indirectly, all of the outstanding common limited


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liability company interests (the "Common Securities") of the Company (in such capacity, the "Managing Member"). The Company will loan the proceeds of the offering of the Designated Securities and any capital contributions in respect of Common Securities to Protective Life, such loan to be evidenced by a series of subordinated debentures (the "Debentures") to be issued by Protective Life pursuant to the subordinated indenture, as it may be amended and supplemented from time to time (as so amended or supplemented, the "Indenture") identified in
Schedule II to the Pricing Agreement.

         1. Particular sales of Designated Securities may be made from time to time to the Underwriters of such Designated Securities, for whom the firms designated as representatives of the Underwriters of such Designated Securities in the Pricing Agreement relating thereto will act as representatives (the "Representatives"). The term "Representatives" also refers to a single firm acting as sole representative of the Underwriters and to Underwriters who act without any firm being designated as their representative. This Underwriting Agreement shall not be construed as an obligation of the Company to sell any of the Preferred Securities or as an obligation of any of the Underwriters to purchase any of the Preferred Securities. The obligation of the Company to issue and sell any of the Preferred Securities and the obligation of any of the Underwriters to purchase any of the Preferred Securities shall be evidenced by the Pricing Agreement with respect to the Designated Securities specified therein. Each Pricing Agreement shall specify the aggregate number of the Firm Securities, the maximum number of Optional Securities, if any, the initial public offering price of such Firm and Optional Securities or the manner of determining such price, the purchase price to the Underwriters of such Designated Securities, the amount of any compensation to be paid to the Underwriters by the Guarantor for their services thereunder
("Underwriters' Compensation"), the names of the Underwriters of such Designated Securities, the names of the Representatives of such Underwriters, the number of such Designated Securities to be purchased by each Underwriter and the commission, if any, payable to the Underwriters with respect thereto and shall set forth the date, time and manner of delivery of such Firm and Optional Securities, if any, and payment therefor. The Pricing Agreement shall also specify (to the extent not set forth in the registration statement and prospectus with respect thereto) the terms of such Designated Securities. A Pricing Agreement shall be in the form of an executed writing (which may be in counterparts), and may be evidenced by an exchange of telegraphic communications or any other rapid transmission device designed to produce a written record of communications transmitted. The obligations of the Underwriters under this Agreement and each Pricing Agreement shall be several and not joint.

         2. Each of the Company and the Guarantor jointly and severally represents and warrants to, and agrees with, each of the Underwriters that:

                   (a) A registration statement on Form S-3 (File No. 33-52831) in respect of Debt Securities and Preferred Stock of the Guarantor and the Securities (collectively, the "Registered Securities") has been filed with the Securities and Exchange Commission (the "Commission"); such registration statement and any post-effective amendment thereto, each in the form heretofore delivered or to be delivered to the Representatives and, excluding exhibits to such registration statement, but including all documents incorporated by reference in the prospectus included therein, to the Representatives for delivery to each of the other Underwriters, have been declared effective by the Commission in such form; no other document with respect to such registration statement or document incorporated by reference therein has heretofore been filed, or transmitted for filing, with the Commission; and no stop order suspending the effectiveness of such registration

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         statement has been issued and no proceeding for that
         purpose has been initiated or threatened by the Commission (any preliminary prospectus included in such registration statement or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Securities Act of 1933, as amended (the "Act"), being hereinafter called a "Preliminary Prospectus"; the various parts of such registration statement, including all exhibits thereto and the documents incorporated by reference in the prospectus contained in the registration statement at the time such part of the registration statement became effective, but excluding any Forms T-1 and, if applicable, including the information contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) hereof and deemed by virtue of Rule 430A under the Act to be a part of such registration statement at effectiveness, each as amended at the time such part of the registration statement became effective, being hereinafter called the "Registration Statement"; the prospectus (including, if applicable, any prospectus supplement) relating to the Registered Securities, in the form in which it has most recently been filed, or transmitted for filing, with the Commission on or prior to the date of this Agreement, being hereinafter called the "Prospectus"; any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to the applicable form under the Act, as of the date of such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed with the Commission after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated by reference in such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Guarantor filed pursuant to Section 13(a) or 15(d) of the Exchange Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement; and any reference to the Prospectus as amended or supplemented shall be deemed to refer to the Prospectus as amended or supplemented in relation to the applicable Designated Securities in the form in which it is filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) hereof, including any documents incorporated by reference therein as of the date of such filing);

                   (b) The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company or the Guarantor by an Underwriter of Designated Securities through the Representatives expressly for use in the Prospectus as amended or supplemented relating to such Securities;

                   (c) The Registration Statement and the Prospectus conform, and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Registration
         Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (i) in the case of the Registration Statement, not misleading and (ii) in the case of the Prospectus, in light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company or the Guarantor by an Underwriter of Designated Securities through the Representatives expressly for use in the Prospectus as amended or supplemented relating to such Designated Securities;

                   (d) The Company has no subsidiaries. Since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been (i) any change in the limited liability company interests or long-term debt of the Company or any material change in the capital stock or any increase in long-term debt of the Guarantor or any of its subsidiaries in excess of $9 million, (ii) any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company or the Guarantor and its subsidiaries taken as a whole or (iii) any reduction in the statutory capital or surplus of the Guarantor's subsidiaries engaged in the business of insurance (each an "Insurance Subsidiary," and collectively, the "Insurance Subsidiaries") taken as a whole, in excess of $9 million, in each case otherwise than as set forth or contemplated in the Prospectus;

                   (e) The Company has been duly formed and is validly existing as a limited liability company in good standing under the laws of the State of Delaware, with all necessary limited liability company power and authority to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction;

                   (f) Each of the Guarantor and Protective Life Insurance Company ("Protective Life Insurance") has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws

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         of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction;

                   (g) Protective Life Insurance is duly organized and licensed as an insurance company in its state of incorporation and is duly licensed or authorized as an insurer in each other jurisdiction where it is required to be so licensed or authorized to conduct its business as described in the Prospectus, except for any such jurisdictions in which the failure to be so licensed or authorized would not have a material adverse effect on the business, financial condition or results of operations of the Guarantor and its subsidiaries, considered as a whole; and, except as otherwise specifically described in the Prospectus, neither the Guarantor nor Protective Life Insurance has received any notification from any insurance regulatory authority to the effect that any additional authorization, approval, order, consent, license, certificate, permit, registration or qualification from such insurance regulatory authority is needed to be obtained by any of the Guarantor or Protective Life Insurance in any case where it could be reasonably expected that the failure to obtain any such additional authorization, approval, order, consent, license, certificate, permit, registration or qualification would have a material adverse effect on the business, financial position or results of operations of the Guarantor and its subsidiaries, considered as a whole;

                   (h) The Guarantor has an authorized capitalization as set forth in the Prospectus, as amended or supplemented; all of the issued shares of capital stock of the Guarantor have been duly and validly authorized and issued, are fully paid and non-assessable and conform in all material respects to the descriptions thereof contained in the Prospectus; and all of the issued shares of capital stock of Protective Life Insurance have been duly and validly authorized and issued, are fully paid and non-assessable and (except for directors' qualifying shares) are owned directly or indirectly by the Guarantor, free and clear of all liens, encumbrances, equities or claims;

                   (i) The Amended and Restated Limited Liability Company Agreement (the "L.L.C. Agreement") of the Company, which is in substantially the form filed as an exhibit to the Registration Statement, has been duly authorized by the Guarantor and constitutes a valid and legally binding agreement of the Guarantor and the wholly-owned subsidiary of the Guarantor which is a party thereto enforceable against the Guarantor and such subsidiary by the members of the Company that hold Preferred Securities (the "Preferred Securityholders") in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles (regardless of whether

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         considered in a proceeding at law or in equity); the L.L.C.
         Agreement will conform in all material respects to the descriptions thereof in the Prospectus as amended or supplemented with respect to the Designated Securities;

                   (j) The Guarantee has been duly authorized and, at the Time of Delivery (as defined in Section 4 hereof) for such Designated Securities, such Guarantee will constitute a valid and legally binding obligation of the Guarantor, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles (regardless of whether considered in a proceeding at law or in equity); the Guarantee will conform in all material respects to the descriptions thereof in the Prospectus as amended or supplemented with respect to the Designated Securities;

                   (k) The Debentures have been duly authorized, and at the Time of Delivery for such Designated Securities, such Debentures will have been duly issued, executed, authenticated and delivered and will constitute valid and legally binding obligations of the Guarantor, enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles (regardless of whether considered in a proceeding at law or in equity); the Indenture, which will be substantially in the form filed as an exhibit to the Registration Statement, has been duly authorized by the Guarantor and, at the Time of Delivery for such Designated Securities, the Indenture will be duly qualified under the Trust Indenture Act and, assuming due authorization, execution and delivery by the trustee under such Indenture (the "Trustee"), the Indenture will constitute a valid and legally binding instrument enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles (regardless of whether considered in a proceeding at law or in equity); and the Indenture conforms, and the Debentures will conform in all material respects to the descriptions thereof contained in the Prospectus as amended or supplemented with respect to such Designated Securities;

                   (l) The Company has an authorized capitalization as set forth in the Prospectus, as amended or supplemented; all of the issued Common Securities of the Company have been duly authorized and validly issued and are owned directly or indirectly by the Guarantor, free and clear of all liens, encumbrances, equities or claims; and the Company is not a party to or otherwise bound by any agreement other than those described in the Prospectus;

                   (m) The Securities have been duly authorized, and, when the terms of the Designated Securities have been established by an Action or Actions taken by the Managing Member and issued and delivered against payment therefor pursuant to this Agreement and the Pricing Agreement with respect to such Designated Securities and, in the case of any Optional Securities, pursuant to Over-allotment Options (as defined in Section 3 hereof) with respect to such Designated Securities, such Designated Securities will be duly and validly issued, fully paid and non-assessable preferred limited liability company interests in the Company, as to which the Preferred Securityholders, in their capacity as members of the Company, will have no liability solely by reason of being Preferred Securityholders in excess of their obligations to make payments provided for in the L.L.C. Agreement and their share of the Company's assets and undistributed profits (subject to any obligation of a Preferred Securityholders to repay any funds wrongfully distributed to it); and the Securities conform in all material respects to the description thereof contained in the Registration Statement and the Designated Securities will conform in all material respects to the description thereof contained in the Prospectus as amended or supplemented with respect to such Designated Securities;

                   (n) The issue and sale of the Designated Securities and the compliance by the Company and the Guarantor with all of the provisions of this Agreement, any

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         Pricing Agreement and each Over-allotment Option (as defined in
         Section 3 hereof), if any, and the execution, delivery and performance by the Company and the Guarantor of their respective obligations under the Indenture, the Debentures and the Guarantee, and the consummation of the transactions contemplated herein and therein will not (1) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company, the Guarantor or Protective Life Insurance is a party or by which the Company, the Guarantor or Protective Life Insurance is bound or to which any of the property or assets of the Company, the Guarantor or Protective Life Insurance is subject, except, in all such cases, for such conflicts, breaches, violations or defaults as would not have a material adverse effect on the financial condition or results of operations of the Guarantor and Protective Life Insurance taken as a whole or would not affect the validity of or otherwise have a material adverse effect on the issuance or sale of the Designated Securities, (2) result in any violation (A) of the provisions of the Certificate of Formation of the Company, the L.L.C. Agreement or the Certificate of Incorporation or By-laws of the Guarantor or Protective Life Insurance or (B) any statute or any order, rule or regulation of any court or insurance regulatory authority or other governmental agency or body having jurisdiction over the Company, the Guarantor or any of the Guarantor's subsidiaries or any of their properties; provided, however that in the case of clause (B) of this paragraph 2(n), this representation and warranty shall not extend to such violations as would not have a material adverse effect on the financial condition or results of operations of the Guarantor and Protective Life Insurance taken as a whole or would not affect the validity of or otherwise have a material adverse effect on the issuance or sale of the Designated Securities; provided further, that insofar as this representation and warranty relates to the performance by the Company and the Guarantor of each of their respective obligations under this Agreement, the Pricing Agreement relating to the Designated Securities, the Indenture, the Debentures and the Guarantee, such performance is subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; and no consent, approval, authorization, order, registration or qualification of or with any such court or insurance regulatory authority or other governmental agency or body having jurisdiction over the Company, the Guarantor or Protective Life Insurance is required for the issue and sale of the Securities or the consummation by the Company or the Guarantor of the transactions contemplated by this Agreement, any Pricing Agreement, the Indenture, the Debentures, the Guarantee or any Over-allotment Option, except such as have been, or will have been prior to each Time of Delivery (as defined in Section 4 hereof), obtained under the Act or the Trust Indenture Act or from the Tennessee Insurance Commissioner and such consents, approvals, authorizations, orders, registrations or qualifications as may be required under state securities or Blue Sky laws or insurance securities laws in connection with the purchase and distribution of the Designated Securities by the Underwriters and except those which, if not obtained, will not have a material adverse effect on the financial condition or results of operations of the Guarantor and Protective Life Insurance taken as a whole or would not affect the validity of or otherwise have a material adverse effect on the issuance or sale of the Designated Securities;

                   (o) Other than as set forth or contemplated in the Prospectus, there are no legal or governmental proceedings pending to which the Company, the

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         Guarantor or any of its subsidiaries is a party or of which any property of the Company, the Guarantor or any of its subsidiaries is the subject, which could reasonably be expected to have, individually or in the aggregate, a material adverse effect on the consolidated financial position, stockholders' equity (if applicable), total surplus (if applicable) or results of operations of the Company, the Guarantor and its subsidiaries taken as a whole; and, to the best of the Guarantor's and the Company's knowledge, as the case may be, no such proceedings are threatened or contemplated by governmental authorities or threatened by others; and

                   (p) The Company is not an "investment company" or a company "controlled" by an investment company, as defined in the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.

         3. Upon the execution of the Pricing Agreement applicable to any Designated Securities and authorization by the Representatives of the release of the Firm Securities, the several Underwriters propose to offer the Firm Securities for sale upon the terms and conditions set forth in the Prospectus as amended or supplemented.

         The Company may specify in the Pricing Agreement applicable to any Designated Securities that the Company thereby grants to the Underwriters the right (an "Over-allotment Option") to purchase at their election up to the number of Optional Securities set forth in such Pricing Agreement, at the terms set forth in the Prospectus as amended or supplemented, for the sole purpose of covering over-allotments in the sale of the Firm Securities. Any such election to purchase Optional Securities may be exercised only by written notice from the Representatives to the Company and the Guarantor, given within a period specified in the Pricing Agreement, setting forth the aggregate number of Optional Securities to be purchased and the date on which such Optional Securities are to be delivered, as determined by the Representatives but in no event earlier than the First Time of Delivery
(as defined in Section 4 hereof) or, unless the Representatives and the Company otherwise agree in writing, earlier than or later than the respective number of business days after the date of such notice set forth in such Pricing Agreement.

         The number of Optional Securities to be added to the number of Firm Securities to be purchased by each Underwriter as set forth in
Schedule I to the Pricing Agreement applicable to such Designated Securities shall be, in each case, the number of Optional Securities which the Company and the Guarantor have been advised by the Representa-tives have been attributed to such Underwriter, provided that, if the Company and the Guarantor have not been so advised, the number of Optional Securities to be so added shall be, in each case, that proportion of Optional Securities which the number of Firm Securities to be purchased by such Underwriter under such Pricing Agreement bears to the aggregate number of Firm Securities (rounded as the Representatives may determine to the nearest 100 securities). The total number of Designated Securities to be purchased by all the Underwriters pursuant to such Pricing Agreement shall be the aggregate number of Firm Securities set forth in Schedule I to such Pricing Agreement plus the aggregate number of the Optional Securities which the Underwriters elect to purchase.

         4. Unless otherwise specified in the applicable Pricing Agreement, global certificates for the Firm Securities and Optional Securities to be purchased by each Underwriter pursuant to such Pricing Agreement, registered in the name "Cede & Co.," shall be delivered by or on behalf of the Company to the Representatives for the account of such Underwriter, against payment by such Underwriter or on its behalf of the purchase price therefor by certified or official bank check or checks, payable to the order of the Company or, if so requested by the Company, by wire transfer to a bank account specified by the

         Company and described in Schedule II to such Pricing Agreement, in the funds specified in such Pricing Agreement, (i) with respect to the Firm Securities, all at the place and time and date specified in such Pricing Agreement or at such other place and time and date as the Representatives and the Company may agree upon in writing, such time and date being herein called the "First Time of Delivery" and (ii) with respect to the Optional Securities, if any, on the time and date specified by the Representatives in the written notice given by the Representatives of the Underwriters' election to purchase such Optional Securities, or at such other time and date as the Representatives and the Company may agree upon in writing, such time and date, if not the First Time of Delivery, herein called the "Second Time of Delivery." Each such time and date for delivery is herein called a "Time of Delivery."

         As compensation to the Underwriters for their commitments to purchase the Designated Securities, and in view of the fact that the proceeds of the sale of the Securities will be loaned by the Company to the Guarantor, the Guarantor hereby agrees to pay at each Time of Delivery to the Representatives, for the accounts of the several Underwriters, an amount per Security set forth in the Pricing Agreement relating to the Designated Securities to be sold by the Company thereunder, provided, however, that such compensation may, if so specified in the Pricing Agreement, be a reduced amount per Security set forth in such Pricing Agreement with respect to Designated Securities sold to certain institutions thereunder, in which case the Underwriters shall inform the Company, in writing, the business day prior to each Time of Delivery, of the number of Designated Securities sold to such institutions.

         5. Each of the Company and the Guarantor, jointly and severally, agrees with each of the Underwriters of any Designated Securities:

                   (a) To prepare the Prospectus as amended and supplemented in relation to the applicable Designated Securities in a form approved by the Representatives (which approval shall not be unreasonably withheld) and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of the Pricing Agreement relating to the applicable Designated Securities or, if applicable, such other time as may be required by Rule 424(b); to make no further amendment or any supplement to the Registration Statement or Prospectus as amended or supplemented after the date of the Pricing Agreement relating to such Securities and prior to any Time of Delivery for such Securities which shall be reasonably disapproved by the Representatives for such Securities promptly after reasonable notice thereof; to advise the Representatives promptly of any such amendment or supplement after any Time of Delivery for such Securities and furnish the Representatives with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company or the Guarantor with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act for so long as the delivery of a prospectus is required in connection with the offering or sale of such Securities, and during such same period to advise the Representatives, promptly after the Company or the Guarantor receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed with the Commission, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any prospectus relating to the Securities, of the suspension of the qualification of such Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any such stop order or of any such order preventing or suspending the use of any prospectus relating to the Securities or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;

                   (b) Promptly from time to time to take such action as the Representatives may reasonably request to qualify such Securities for offering and sale under the securities laws of such United States jurisdictions as the Representatives may reasonably request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of such Securities, provided that in connection therewith neither the Company nor the Guarantor shall be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction and provided further that in connection therewith the Company and the Guarantor shall not be required to qualify such Designated Securities for offering and sale under the securities laws of any such jurisdiction for a period in excess of nine months after the initial time of issue of the Prospectus as amended or supplemented relating to such Designated Securities;

                   (c) To furnish the Underwriters with copies of the Prospectus as amended or supplemented in such quantities as the Representatives may from time to time reasonably request, and, if the delivery of a prospectus is required at any time in connection with the offering or sale of the Securities and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act or the Exchange Act, to notify the Representatives and upon their request to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as the Representatives may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance, provided, however, that in case any Underwriter is required under the Act to deliver a prospectus in connection with the offering or sale of the Designated Securities at any time more than nine months after the date of the Pricing Agreement relating to the Designated Securities, the costs of such preparation and furnishing of such amended or supplemented Prospectus shall be borne by the Underwriters of such Designated Securities;

                   (d) In the case of the Guarantor, to make generally available to its security holders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c)), an earning statement of the Guarantor and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission relating thereunder (including, at the option of the Guarantor, Rule 158);

                   (e) During the period beginning from the date of the Pricing Agreement for such Designated Securities and continuing to and including the earlier of (i) the date after the last Time of Delivery for such Designated Securities on which the distribution of the Designated Securities ceases, as determined by the Representatives and (ii) the date which is 90 days after the last
         Time of Delivery for such Designated Securities, not to offer, sell, contract to sell or otherwise dispose of any securities of the Company or the Guarantor (other than pursuant to employee stock option plans existing or on the conversion of convertible securities outstanding on the date of such Pricing Agreement) which are substantially similar to such Designated Securities, or any securities convertible into or exchangeable for Designated Securities or such substantially similar securities of either the Company or the Guarantor, without the prior written consent of the Representatives;

                   (f) To use its best efforts to list, subject to notice of issuance, the Designated Securities on the New York Stock
         Exchange; and

                   (g) To use its best efforts to list the Debentures, upon exchange for Designated Securities, on the New York Stock Exchange.

         6. The Company and the Guarantor, jointly and severally, covenant and agree with the several Underwriters that the Company and the Guarantor will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's and the Guarantor's counsel and accountants in connection with the registration of the Securities under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and, subject to the proviso of Section 5(c), the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of producing and printing or duplicating any Agreement among Underwriters, this Agreement, any Pricing Agreement, any Blue Sky and Legal Investment Memoranda and any other documents in connection with the offering, purchase, sale and delivery of the Securities; (iii) all expenses in connection with the qualification of the Securities for offering and sale under state securities laws as provided in Section 5(b) hereof, including the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky and legal investment surveys; (iv) any fees charged by securities rating services for rating the Securities; (v) any filing fees incident to any required reviews by the National Association of Securities Dealers, Inc. of the terms of the sale of the Securities;
(vi) any cost of preparing certificates for the Securities; (vii) the cost and charges of any transfer agent or registrar or dividend disbursing agent; (viii) the cost of qualifying the Securities with the Depository Trust Company; (ix) the cost of listing the Securities on the New York Stock Exchange; and (viii) all other costs and expenses incident to the performance of the Company's and the Guarantor's obligations hereunder and under any Over-allotment Options which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, Section 8 and
Section 11 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Securities by them, and any advertising expenses connected with any offers they may make.

         7. The obligations of the Underwriters of any Designated Securities under the Pricing Agreement relating to such Designated Securities shall be subject, in the discretion of the Representatives, to the condition that all representations and warranties and other statements of the Company and the Guarantor in or incorporated by reference in the Pricing Agreement relating to such Designated Securities are, at and as of each Time of Delivery for such Designated Securities, true and correct, the condition that the Company and the Guarantor shall have performed all of their respective obligations hereunder theretofore to be performed, and the following additional conditions:

                   (a) The Prospectus as amended or supplemented in relation to such Designated Securities shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to the Representatives' reasonable satisfaction;

                   (b) Sullivan & Cromwell, or other counsel for the Underwriters, shall have furnished to the Representatives such opinion or opinions, dated each Time of Delivery for such Designated Securities, with respect to the formation of the Company and the incorporation of the Guarantor, the validity of the Guarantee and the Designated Securities and the Debentures being delivered at such Time of Delivery, the Indenture, the Registration Statement, the Prospectus as amended or supplemented and other related matters as the Representatives may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters; provided, that in rendering such opinion, such counsel may rely upon the opinion of Richards, Layton &
         Finger, P.A. as to all matters of Delaware law relating to the Company, the Preferred Securities and the L.L.C. Agreement;

                   (c) Deborah J. Long, Esq., Senior Vice President and General Counsel of the Guarantor, or any successor having substantially equivalent responsibilities with the Guarantor, shall have furnished to the Representatives such counsel's written opinion, dated each Time of Delivery for such Designated Securities, respectively, in form and substance satisfactory to the Representatives, to the effect that:

                        (i) Each of the Guarantor and Protective Life Insurance has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus as amended or supplemented, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction;

                        (ii) The Guarantor has an authorized capitalization as set forth in the Prospectus as amended or supplemented, and all of the issued shares of capital stock of the Guarantor have been duly and validly authorized and issued, are fully paid and non-assessable and conform in all material respects to the description thereof in the Prospectus as amended or supplemented; and all of the issued shares of capital stock of Protective Life Insurance have been duly and validly authorized and issued, are fully paid and non-assessable and (except for directors' qualifying shares) are owned directly or indirectly by the Guarantor, free and clear of any perfected security interests and, to such counsel's best knowledge, any other security interests, claims, liens or encumbrances;

                        (iii) The Company has an authorized capitalization as set forth in the Prospectus, as amended or supplemented; all of the issued Common Securities of the Company have been duly authorized and validly issued and are owned directly or indirectly by the Guarantor, free and clear of any perfected security interests and, to such counsel's best knowledge, any other security interests, claims, liens or encumbrances; and the Company is not a party to or otherwise bound by any agreement other than those described in the Prospectus;

                        (iv)  The issue and sale of the Designated
                   Securities being delivered at such Time of Delivery and the compliance by the Company and the Guarantor with all of the provisions of this Agreement, any Pricing Agreement and each Over-allotment Option, if any, and the execution, delivery and performance by the Guarantor of the Indenture, the Debentures and the Guarantee and the performance by the Guarantor and the Company of their respective obligations hereunder and thereunder and the consummation of the transactions herein and therein contemplated will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Guarantor or Protective Life Insurance is a party or by which the Guarantor or Protective Life Insurance is bound or to which any of the property or assets of the Guarantor or Protective Life Insurance is subject, except, in all such cases, for such conflicts, breaches, violations or defaults as would not have a material adverse effect on the financial condition or results of operations of the Guarantor and Protective Life Insurance taken as a whole or would not affect the validity of or otherwise have a material adverse effect on the issuance or sale of the Designated Securities, or (ii) result in any violation of the provisions of (A) the Certificate of Incorporation or By-Laws of the Guarantor or Protective Life Insurance or (B) any statute known to such counsel to be applicable to the Company, the Guarantor or Protective Life Insurance or any of their respective properties or any order, rule or regulation known to such counsel of any court or insurance regulatory authority or other governmental agency or body having jurisdiction over the Guarantor or Protective Life Insurance or any of their respective properties, except, with respect to clause (B) of this paragraph (iv), such violations as would not have a material adverse effect on the financial condition or results of operations of the Guarantor and Protective Life Insurance taken as a whole or would not affect the validity of or otherwise have a material adverse effect on the issuance or sale of the Designated Securities; and except that for purposes of this paragraph (iv) such counsel need not express any opinion as to any federal or state securities laws or Blue Sky or insurance securities laws; provided further, that insofar as performance by the Guarantor of its obligations under the Indenture, the Debentures, the Guarantee Agreement, this Agreement and the Pricing Agreement relating to the Designated Securities is concerned, such counsel need not express any opinion as to bankruptcy, insolvency, reorganization, moratorium and similar laws relating to or affecting creditors' rights generally and as to general equity principles;

                        (v) To the best of such counsel's knowledge, no consent, approval, authorization, order, registration or qualification of or with any court or insurance regulatory authority or other governmental agency or body having jurisdiction over the Guarantor or any of its subsidiaries is required for the issue and sale of the Designated Securities being delivered at such Time of Delivery or the consummation by the Company or the Guarantor of the transactions contemplated by this Agreement, any Pricing Agreement, the Indenture, the Debentures, the Guarantee or any Over-allotment Option, except such as have been, or will have been prior to each Time of Delivery, obtained under the Act or the Trust Indenture Act and such consents, approvals, authorizations, orders, registrations or qualifications as may be required under state securities or Blue Sky laws or insurance securities laws in connection with the purchase and distribution of the Designated Securities by the Underwriters, and except those which, if not obtained, would not have a material adverse effect on the financial condition or results of operations of the Guarantor and its subsidiaries taken as a whole;

                        (vi) To the best of such counsel's knowledge, there are no legal or governmental proceedings pending to which the Company, the Guarantor or any of its subsidiaries is a party or of which any property of the Company, the Guarantor or any of its subsidiaries is the subject of a character required under the Federal securities laws to be disclosed in the Registration Statement or Prospectus which are not adequately disclosed in the Registration Statement or Prospectus; and

                        (vii) The documents incorporated by reference in the Prospectus as amended or supplemented (other than the financial statements and related notes, the financial statement schedules and other financial and statistical data included therein, as to which such counsel need express no opinion), when they become effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder.

                   In rendering the opinion required by subsection (c) of this Section, (i) such counsel may state that she is admitted to the Bar of the State of Alabama only, and (ii) such counsel may rely
         (A) as to any matter to which you consent (which consent shall not be unreasonably withheld), to the extent specified in such opinion, upon the opinions (copies of which shall have been provided to the Representatives) of other counsel in good standing whom such counsel believes to be reliable, provided that such counsel shall state that she believes that both she and the Representatives are justified in relying on such opinions and (B) as to matters of fact, upon certificates of officers and representatives of the Guarantor and of public officials (copies of which shall have been provided to the Representatives), provided that such counsel shall state that she believes that both she and the Representatives are justified in relying upon such certificates.

                   Such counsel shall also have stated that, while she has not herself checked the accuracy or completeness of or otherwise verified, and is not passing upon and assumes no responsibility for the accuracy or completeness of, the statements contained in the Registration Statement or the Prospectus, in the course of her review and discussion of the contents of the Registration
         Statement and Prospectus and any amendment or supplement thereto with certain officers and employees of the Guarantor and its independent accountants, but without independent check or verification, no facts have come to her attention that would cause her to believe that the Registration Statement or the Prospectus, as amended or supplemented, as of the date of the Pricing
         Agreement with respect to the Designated Securities and the Time of Delivery for such Designated Securities (other than the financial statements and related notes, the financial statement schedules, other financial and statistical data included therein and the Statement of Eligibility of the Trustee on Form T-1 under the Trust Indenture Act as to which she need express no opinion) contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                   (d) Debevoise & Plimpton, or other counsel for the Company and the Guarantor satisfactory to the Representatives, shall have furnished to the Representatives their written opinion, dated each Time of Delivery for such Designated Securities, respectively, in form and substance satisfactory to the Representatives, to the effect that:

                          (i)  The Company has been duly formed and is
                   validly existing in good standing as a limited liability company under the laws of the State of Delaware; under the L.L.C. Agreement and the Delaware Limited Liability Company Act (6 Del. C. Section 18-101, et seq.), the Company has all necessary limited liability company power and authority to own its properties and conduct its business, all as described in the Prospectus;

                          (ii) The Common Securities of the Company issued to the Guarantor and Protective LLC Holding, Co., a Delaware corporation and wholly-owned subsidiary of the Guarantor ("Protective Holding"), have been duly authorized and are validly issued;

                          (iii) The Designated Securities being delivered at such Time of Delivery have been duly authorized and validly issued and, subject to the qualifications set forth herein, are fully paid and non-assessable preferred limited liability company interests in the Company, as to which the Preferred Securityholders, in their capacities as such, will have no liability solely by reason of being Preferred Securityholders in excess of their obligations to make payments provided for in the L.L.C. Agreement and their share of the Company's assets and undistributed profits (subject to the obligation of a Preferred Securityholder to repay any funds wrongfully distributed to it); and the Securities conform in all material respects to the description thereof contained in the Registration Statement and the Designated Securities conform in all material respects to the description thereof contained in the Prospectus as amended or supplemented with respect to such Designated Securities;

                          (iv) The L.L.C. Agreement constitutes a valid and legally binding agreement of the Guarantor and Protective Holding enforceable against the Guarantor and Protective Holding by the Preferred Securityholders in accordance with its terms, subject to (A) bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting creditors' rights generally (B) general equity principles (regardless of whether considered in a proceeding at law or in equity) and (3) applicable laws relating to fiduciary duties; and the L.L.C. Agreement conforms in all material respects to the description thereof in the Prospectus, as amended or supplemented with respect to such Designated Securities;

                                  (v)  The Guarantee has been duly authorized,
                   executed and delivered by the Guarantor and constitutes a valid and legally binding obligation of the Guarantor, enforceable against the Guarantor in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting creditors' rights generally and to general equity principles (regardless of whether considered in a proceeding at law or in equity); and the Guarantee conforms in all material respects to the description thereof in the Prospectus as amended or supplemented with respect to such Designated Securities;

                                 (vi) The Debentures have been duly authorized, issued, executed, authenticated and delivered and constitute valid and legally binding obligations of the Guarantor, enforceable against the Guarantor in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting creditors' rights generally and to general equity principles (regardless of whether considered in a proceeding at law or in equity); and the Debentures conform in all material respects to the description thereof contained in the Prospectus as amended or supplemented with respect to such Designated Securities;

                                (vii) The Indenture has been duly authorized, executed and delivered by the Guarantor and, assuming due authorization, execution and delivery by the Trustee, the Indenture constitutes a valid and legally binding instrument enforceable against the Guarantor in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting creditors' rights generally and to general equity principles (regardless of whether considered in a proceeding at law or in equity); the Indenture has been duly qualified under the Trust Indenture Act; and the Indenture conforms in all material respects to the description thereof contained in the Prospectus as amended or supplemented with respect to such Designated Securities;

                          (viii) This Agreement and the Pricing Agreement with respect to the Designated Securities being delivered at such Time of Delivery have been duly authorized, executed and delivered by each of the Company and the Guarantor;

                            (ix)  The issue and sale of the Designated
                   Securities being delivered at such Time of Delivery and the compliance by the Company with all of the provisions of this Agreement, any Pricing Agreement and each Over-allotment Option, if any, and the consummation of the transactions herein and therein contemplated will not conflict with or result in a violation of the provisions of the Certificate of Formation of the Company or the L.L.C. Agreement;

                             (x) The Registration Statement and the Prospectus as amended or supplemented and any further amendments and supplements thereto made by the Company or the Guarantor prior to such Time of Delivery (other than the financial statements and related notes, the financial statement schedules and other financial and statistical data included therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act and the Trust Indenture Act and the rules and regulation thereunder;

                            (xi) The Company is not an "investment company" or a company "controlled" by an investment company, as defined in the Investment Company Act of 1940, as amended, and the rules and regulations thereunder;

                           (xii) The statements contained in the Prospectus under the captions "Description of Preferred Securities of PLC Capital", "Description of Certain Contractual Back-Up Obligations of Protective Life", "Description of Debt Securities of Protective Life" and the corresponding sections and any section describing tax matters in any prospectus supplement relating to the Designated Securities being delivered at such Time of Delivery, insofar as such statements constitute summaries of certain provisions of the documents or U.S. tax laws referred to therein, fairly summarize the material provisions of such documents or U.S. tax laws; and

                               (xiii) Such counsel has reviewed its opinion on matters of U.S. tax law set forth in any prospectus supplement relating to the Designated Securities being delivered at such Time of Delivery and confirms such opinion to the Representatives.

                   In rendering the foregoing opinion, Debevoise & Plimpton may state that they express no opinion as to the laws of any jurisdiction other than the Federal laws of the United States, the laws of the State of New York and each of the General Corporation
         Law and the Limited Liability Company Act of the State of
         Delaware.  In rendering the foregoing opinion, Debevoise &
         Plimpton may also state that they have relied, as to matters of Delaware law, on the opinion of Richards, Layton & Finger, P.A.
         and the opinion of Debevoise & Plimpton may incorporate all of the assumptions and qualifications set forth in the opinion of Richards, Layton & Finger, P.A.

                   Debevoise & Plimpton shall also have stated that, while they have not themselves checked the accuracy or completeness of or otherwise verified, and are not passing upon and assume no responsibility for the accuracy or completeness of, the statements contained in the Registration Statement or the Prospectus, except to the limited extent stated in paragraphs (iii), (iv), (v), (vi),
         (vii) and (xii) above, in the course of their review and discussion of the contents of the Registration Statement and the Prospectus with certain officers and employees of the Guarantor and its independent accountants, but without independent check or verification, no facts have come to the attention of such counsel that would cause such counsel to believe that the Registration Statement or the Prospectus, as amended or supplemented, as of the date of the Pricing Agreement with respect to the Designated Securities and the Time of Delivery for such Designated Securities (other than the financial statements and related notes, the financial statement schedules and other financial and statistical data included therein and except for the

         Statement of Eligibility of the Trustee on Form T-1 under the Trust Indenture Act, as to which such counsel need express no opinion) contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                   (e) Richards, Layton & Finger, P.A., special Delaware counsel for the Company, shall have furnished to you their written opinion, dated each Time of Delivery, in form and substance satisfactory to the Representatives, with respect to the formation of the Company, the validity of the Designated Securities, the L.L.C. Agreement, statements of Delaware law contained in the Prospectus as amended or supplemented and other related matters as the Representatives may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters.

                   (f) On the date of the Pricing Agreement for such Designated Securities and at each Time of Delivery for such Designated Securities, the independent accountants of the Guarantor and the Company who have certified the financial statements of the Guarantor and its subsidiaries included or incorporated by reference in the Registration Statement shall have furnished to the Representatives a letter, dated the date of such Pricing Agreement, and a letter dated such Time of Delivery, respectively, to the effect set forth in Annex II hereto, and with respect to such letter dated such Time of Delivery, as to such other matters as the Representatives may reasonably request and in form and substance satisfactory to the Representatives;

                   (g) Since the respective dates as of which information is given in the Prospectus as amended or supplemented there shall not have been any change in the limited liability company interests or long-term debt of the Company or any change in the capital stock or any increase in the long-term debt of the Guarantor or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity (if applicable), total surplus (if applicable) or results of operations of the Company or the Guarantor and its subsidiaries
         (in the case of the Insurance Subsidiaries, on either a statutory or GAAP basis), in each case otherwise than as set forth or contemplated in the Prospectus as amended or supplemented, the effect of which, in any such case described above, is in the judgment of the Representatives so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Designated Securities on the terms and in the manner contemplated in the Prospectus as amended or supplemented;

                   (h) On or after the date of the Pricing Agreement relating to the Designated Securities (i) no downgrading shall have occurred in any rating of the Guarantor or Protective Life
         Insurance or the rating accorded the Preferred Securities or the Guarantor's debt securities or preferred stock (including the Guarantee or any other back-up undertakings in respect of the Preferred Securities) by Moody's Investors Service, Inc., Standard
         & Poor's Corporation, A.M. Best Company, Inc. or Duff & Phelps
         Inc. and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, any such rating;

                   (i) On or after the date of the Pricing Agreement relating to the Designated Securities there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange; (ii) a general moratorium on commercial banking activities in New York declared by either Federal or New York State authorities; or
         (iii) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, if the effect of any such event specified in this Clause (iii) in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Firm Securities or Optional Securities or both on the terms and in the manner contemplated by the Prospectus as amended or supplemented;

                   (j) The Designated Securities shall have been duly listed, subject to notice of issuance, on the New York Stock Exchange; and

                   (k) The Guarantor shall have furnished or caused to be furnished to the Representatives at each Time of Delivery for the Designated Securities certificates of officers of the Guarantor satisfactory to the Representatives as to the accuracy of the representations and warranties of the Company and the Guarantor herein at and as of such Time of Delivery, as to the performance by the Company and the Guarantor of all of their obligations hereunder to be performed at or prior to such Time of Delivery, as to matters set forth in subsections (a) and (g) of this Section and as to such other matters as the Representatives may reasonably request.

         8. (a) The Company and the Guarantor will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (i) in the case of the Registration Statement, not misleading and (ii) in the case of the Prospectus, as amended or supplemented, or any other such prospectus, in light of the circumstances in which they were made, not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred;
provided, however, that neither the Company nor the Guarantor shall be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities, or any such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company or the Guarantor by any Underwriter of Designated Securities through the Representatives expressly for use therein and provided, further, that neither the Company nor the Guarantor shall be liable to any Underwriter under the indemnity agreement in this subsection (a) with respect to any Preliminary
Prospectus or any preliminary prospectus supplement to the extent that any such loss, claim, damage or liability of such Underwriter results from the fact such Underwriter sold Designated Securities to a person as to whom it shall be established that there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Prospectus (excluding documents incorporated by reference) in any case where such delivery is required by the Act if such Underwriter failed to make reasonable efforts generally consistent with the then prevailing industry practice to effect such delivery and the Company or the Guarantor has previously furnished copies thereof in sufficient quantities to such Underwriter (or to the Representatives) and the loss, claim, damage or liability of such Underwriter results from an untrue statement or omission of a material fact contained in the Preliminary Prospectus or any preliminary prospectus supplement which was corrected in the Prospectus (excluding documents incorporated by reference) (or the Prospectus as amended or supplemented (excluding documents incorporated by reference)).

         (b) Each Underwriter will indemnify and hold harmless the Company and the Guarantor against any losses, claims, damages or liabilities to which the Company or the Guarantor may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (i) in the case of the Registration Statement, not misleading and (ii) in the case of the Prospectus, as amended or supplemented, or any such prospectus, in light of the circumstances in which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities, or any such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company or the Guarantor by such Underwriter through the Representatives expressly for use therein; and will reimburse the Company or the Guarantor for any legal or other expenses reasonably incurred by the Company or the Guarantor in connection with investigating or defending any such action or claim as such expenses are incurred.

         (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. In no event, shall any indemnifying party be liable for the fees and expenses of more than one counsel (in addition to local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but related actions in the same jurisdiction arising out of the same general allegations or circumstances.

         (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantor on the one hand and the Underwriters of the Designated Securities on the other from the offering of the Designated Securities to which such loss, claim, damage or liability (or action in respect thereof) relates. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Guarantor on the one hand and the Underwriters of the Designated Securities on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Guarantor on the one hand and such Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from such offering (before deducting expenses) received by the Company and the Guarantor bear to the total underwriting discounts and commissions received by such Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Guarantor on the one hand or such Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Guarantor and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the applicable Designated Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Underwriters of Designated Securities in this subsection (d) to contribute are several in proportion to their respective underwriting obligations with respect to such Securities and not joint.

         (e) The obligations of the Company and the Guarantor under this
Section 8 shall be joint and several and shall be in addition to any liability which the Company and the Guarantor may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company or the Guarantor and to each person, if any, who controls the Company or the Guarantor within the meaning of the Act.

         9. (a) If any Underwriter shall default in its obligation to purchase the Firm Securities or Optional Securities which it has agreed to purchase under the Pricing Agreement relating to such Designated Securities, the Representatives may in their discretion arrange for themselves or another party or other parties to purchase such Securities on the terms contained herein. If within thirty-six hours after such default by any Underwriter the Representatives do not arrange for the purchase of such Firm Securities or Optional Securities, as the case may be, then the Company and the Guarantor shall be entitled to a further period of thirty-six hours within which to procure another party or other parties reasonably satisfactory to the Representatives to purchase such Securities on such terms. In the event that, within the respective prescribed period, the Representatives notify the Company and the Guarantor that they have so arranged for the purchase of such Securities, or either the Company or the Guarantor notifies the Representatives that it has so arranged for the purchase of such Securities, the Representatives, the Company or the Guarantor shall have the right to postpone a Time of Delivery for such Securities for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus as amended or supplemented, or in any other documents or arrangements, and the Company and the Guarantor agree to file promptly any amendments or supplements to the Registration Statement or the Prospectus which in the opinion of the Representatives may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to the Pricing Agreement with respect to such Designated Securities.

         (b) If, after giving effect to any arrangements for the purchase of the Firm Securities or Optional Securities, as the case may be, of a defaulting Underwriter or Underwriters by the Representatives, the Company and the Guarantor as provided in subsection (a) above, the aggregate number of such Designated Securities which remains unpurchased does not exceed one-eleventh of the aggregate number of the Firm Securities or Optional Securities, as the case may be, to be purchased at the respective Time of Delivery, then the Company and the Guarantor shall have the right to require each non-defaulting Underwriter to purchase the number of Firm Securities or Optional Securities, as the case may be, which such Underwriter agreed to purchase under the Pricing Agreement relating to such Designated Securities and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Firm Securities or Optional Securities, as the case may be, which such Underwriter agreed to purchase under such Pricing Agreement) of the Firm Securities or Optional Securities, as the case may be, of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

         (c) If, after giving effect to any arrangements for the purchase of the Firm Securities or Optional Securities, as the case may be, of a defaulting Underwriter or Underwriters by the Representatives, the Company and the Guarantor as provided in subsection (a) above, the aggregate number of Firm Securities or Optional Securities, as the case may be, which remains unpurchased exceeds one-eleventh of the aggregate number of the Firm Securities or Optional Securities, as the case may be, to be purchased at the respective Time of Delivery, as referred to in subsection (b) above, or if the Company or the Guarantor shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Firm Securities or Optional Securities, as the case may be, of a defaulting Underwriter or Underwriters, then the Pricing Agreement relating to such Firm Securities or the Over-allotment Option relating to such Optional Securities, as the case may be, shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company or the Guarantor, except for the expenses to be borne by the Company, the Guarantor and the Underwriters as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

         10. The respective indemnities, agreements, representations, warranties and other statements of the Company and the Guarantor and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company or the Guarantor, or any officer or director or controlling person of the Company or the Guarantor, and shall survive delivery of and payment for the Designated Securities.

         11. If any Pricing Agreement or Over-allotment Option shall be terminated pursuant to Section 9 hereof, the Company and the Guarantor shall not then be under any liability to any Underwriter with respect to the Firm Securities or Optional Securities with respect to which such Pricing Agreement shall have been terminated except as provided in
Section 6 and Section 8 hereof; but, if for any other reason, Designated Securities are not delivered by or on behalf of the Company and the Guarantor as provided herein, the Company and the Guarantor, jointly and severally, will reimburse the Underwriters through the Representatives for all out-of-pocket expenses approved in writing by the Representatives, including reasonable fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of such Designated Securities, but the Company and the Guarantor shall then be under no further liability to any Underwriter with respect to such Designated Securities except as provided in Section 6 and Section 8 hereof.

         12. In all dealings hereunder, the Representatives of the Underwriters of Designated Securities shall act on behalf of each of such Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by such Representatives jointly or by such of the Representatives, if any, as may be designated for such purpose in the Pricing Agreement.

         All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to the address of the Representatives as set forth in the Pricing Agreement; and if to the Company or the Guarantor shall be delivered or sent by mail, telex or facsimile transmission to the address of the Guarantor set forth in the Registration Statement, Attention: Secretary; provided, however, that any notice to an Underwriter pursuant to Section 8(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters' Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Company by the Representatives upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

         13. This Agreement and each Pricing Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company, the Guarantor and, to the extent provided in Section 8 and Section 10 hereof, the officers and directors of the Company and the Guarantor and each person who controls the Company or the Guarantor or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement or any such Pricing Agreement. No purchaser of any of the Securities from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

         14. Time shall be of the essence of each Pricing Agreement. As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

         15. THIS AGREEMENT AND EACH PRICING AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         16. This Agreement and each Pricing Agreement may be executed by any one or more of the parties hereto and thereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

                                              Very truly yours,


                                              PLC CAPITAL L.L.C.


                                              By:  Protective Life Corporation,
                                                     as Managing Member


                                              By:  ____________________________
                                                   Name:
                                                   Title:


                                              PROTECTIVE LIFE CORPORATION


                                              By:  ____________________________
                                                   Name:
                                                   Title:

                                                                  ANNEX I


                                PRICING AGREEMENT

[Goldman, Sachs & Co., or other Lead Representative]
[Names of Co-Representatives, if any]


  As Representatives of the several Underwriters
    named in Schedule I hereto,
[c/o Goldman, Sachs & Co.,]
85 Broad Street,
New York, New York 10004


                                                        ............. 19..

Dear Sirs:

         PLC Capital L.L.C., a limited liability company formed under the laws of the State of Delaware (the "Company"), and Protective Life Corporation, a Delaware corporation, as guarantor and provider of certain back-up undertakings (the "Guarantor"), propose subject to the terms and conditions stated herein and in the Underwriting Agreement, dated ............., 1994 (the "Underwriting Agreement"), that the
Company shall issue and sell to the Underwriters named in Schedule I hereto (the "Underwriters") the Securities specified in Schedule II hereto (the "Designated Securities," [consisting of Firm Securities and any Optional Securities the Underwriters may elect to purchase]). Each of the provisions of the Underwriting Agreement is incorporated herein by reference in its entirety, and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein; and each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Pricing Agreement, except that each representation and warranty which refers to the Prospectus in Section 2 of the Underwriting Agreement shall be deemed to be a representation or warranty as of the date of the Underwriting Agreement in relation to the Prospectus (as therein defined), and also a representation and warranty as of the date of this Pricing Agreement in relation to the Prospectus as amended or supplemented relating to the Designated Securities which are the subject of this Pricing Agreement. Each reference to the Representatives herein and in the provisions of the Underwriting Agreement so incorporated by reference shall be deemed to refer to you. Unless otherwise defined herein, terms defined in the Underwriting Agreement are used herein as therein defined. The Representatives designated to act on behalf of the Representatives and on behalf of each of the Underwriters of the Designated Securities pursuant to Section 12 of the Underwriting Agreement and the address of the Representatives referred to in such
Section 12 are set forth at the end of Schedule II hereto.

         An amendment to the Registration Statement, or a supplement to the Prospectus, as the case may be, relating to the Designated Securities, in the form heretofore delivered to you is now proposed to be filed with the Commission.

         Subject to the terms and conditions set forth herein and in the Underwriting Agreement incorporated herein by reference, [(a)] the Company agrees to, and the

Guarantor agrees to cause the Company to, issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at the time and place and at the purchase price to the Underwriters set forth in Schedule II hereto, the number of Firm Securities set forth opposite the name of such Underwriter in Schedule I hereto [and, (b) in the event and to the extent that the Underwriters shall exercise the election to purchase Optional Securities, as provided below, the Company agrees to, and the Guarantor agrees to cause the Company to, issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company at the purchase price to the Underwriters set out in Schedule II hereto that portion of the number of Optional Securities as to which such election shall have been exercised].

         [The Company hereby grants to each of the Underwriters the right to purchase at their election up to the number of Optional Securities set forth opposite the name of such Underwriter in Schedule I hereto on the terms referred to in the paragraph above for the sole purpose of covering overallotments in the sale of the Firm Securities. Any such election to purchase Optional Securities may be exercised by written notice from the Representatives to the Company and the Guarantor given within a period of 30 calendar days after the date of this Pricing Agreement, setting forth the aggregate number of Optional Securities to be purchased and the date on which such Optional Securities are to be delivered, as determined by the Representatives but in no event earlier than the First Time of Delivery or, unless the Representatives and the Company and the Guarantor otherwise agree in writing, no earlier than two or later than ten business days after the date of such notice.]

         If the foregoing is in accordance with your understanding, please sign and return to us ten counterparts hereof, and upon acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof, including the provisions of the Underwriting Agreement incorporated herein by reference, shall constitute a binding agreement between each of the Underwriters and the Company and the Guarantor. It is understood that your acceptance of this letter on behalf of each of the Underwriters is or will be pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company and the Guarantor for examination, upon request, but without warranty on the part of the Representatives as to the authority of the signers thereof.

                                              Very truly yours,


                                              PLC CAPITAL L.L.C.


                                              By:  Protective Life Corporation,
                                                     as Managing Member


                                              By:  ____________________________
                                                     Name:
                                                     Title:



                                              PROTECTIVE LIFE CORPORATION


                                              By:  ____________________________
                                                     Name:
                                                     Title:

Accepted as of the date hereof:
[Goldman, Sachs & Co. or other
  Lead Representative]
[Co-Representatives, if any]


By:__________________________________
         [(Goldman, Sachs & Co.)]


[Name(s) of Co-Representative
  Corporation(s)]


By:  ____________________________
       Name:
       Title:


_________________________________
[Name(s) of Co-Representative
  Partnership(s)]

On behalf of each of the Underwriters

                                   SCHEDULE I



                                                            MAXIMUM NUMBER
                                          NUMBER OF           OF OPTIONAL
                                        FIRM SECURITIES     SECURITIES WHICH
        UNDERWRITER                     TO BE PURCHASED     MAY BE PURCHASED
        -----------                     ---------------     ----------------

[Goldman, Sachs & Co. or other Lead
   Representative]. . . . . . . . . . .
[Names of Co-Representative(s)] . . . .
[Names of other Underwriters] . . . . .








                                           -----------          ----------
           Total. . . . . . . . . . . .
                                           -----------          ----------
                                           -----------          ----------

                                                   SCHEDULE II


TITLE OF DESIGNATED SECURITIES:

         ......% Cumulative Monthly Income Preferred Securities, Series
         ...., (liquidation preference $...... per Series .... Preferred
         Security)

DATE OF ACTION OF THE MANAGING MEMBER ESTABLISHING THE DESIGNATED SECURITIES:

         .........., 19..

NUMBER OF DESIGNATED SECURITIES:

         Number of Firm Securities:

         Maximum Number of Optional Securities:

INITIAL OFFERING PRICE TO PUBLIC:

         $....... per security

UNDERWRITERS' COMPENSATION:

         $....... per security

         [(except that such compensation shall be $....... per security sold to [certain institutions])]

SPECIFIED FUNDS FOR PAYMENT OF PURCHASE PRICE:

         [[New York] Clearing House Funds]

         [Immediately Available Funds]

LIQUIDATION PREFERENCE:

         $....... per security

DIVIDEND RATE:

         .....% per annum per security

DIVIDEND PAYMENT DATES:

         [The last day of each calendar month, commencing .........., 19..]

DIVIDEND RIGHTS:

         As described in the draft prospectus supplement attached hereto.

VOTING RIGHTS:

         As described in the draft prospectus supplement attached hereto.

LIQUIDATION RIGHTS:

         As described in the draft prospectus supplement attached hereto.

REDEMPTION AND EXCHANGE PROVISIONS:


         The Designated Securities may be redeemed, in whole or in part, at the option of the Company on or after ............, .... at
         $.... per security, plus accrued and unpaid dividends to the date fixed for redemption (the "Redemption Price").

         Other redemption provisions, as described in the draft prospectus supplement attached hereto.

SINKING FUND PROVISIONS:

         [None]

GUARANTEE:

         Guarantee Agreement, dated as of ......., 1994, of Protective Life
         Corporation

TITLE OF DEBENTURES ISSUED BY PROTECTIVE LIFE CORPORATION IN CONNECTION WITH THE ISSUANCE OF THE DESIGNATED SECURITIES:

         Series __ Subordinated Debentures due __________ (the
"Debentures")

INDENTURE RELATING TO THE DEBENTURES:

         Subordinated Indenture, dated as of ___, 1994, between Protective Life Corporation and AmSouth Bank, N.A., as Trustee

[FIRST] TIME OF DELIVERY:

..........., 19..

CLOSING LOCATION:

NAMES AND ADDRESSES OF REPRESENTATIVES:

         Designated Representatives:

         Address for Notices, etc.:


[OTHER TERMS]*:



         * A description of particular tax, accounting or other unusual features (including any event risk provisions) of the Designated Securities should be set forth, or referenced to an ATTACHED and ACCOMPANYING description, if necessary to ensure agreement as to the terms of the Securities to be purchased and sold. Such a description might appropriately be in the form in which such features will be described in the Prospectus Supplement for the offering.

                                   ANNEX II


         Pursuant to Section 7(f) of the Underwriting Agreement, the accountants shall furnish letters to the Underwriters to the effect that:

                 (i) They are independent certified public accountants with respect to the Guarantor and its subsidiaries within the meaning of the Act and the applicable published rules and regulations thereunder;

                (ii) In their opinion, the consolidated financial statements and financial statement schedules (and, if applicable, prospective financial statements and/or pro forma financial information) audited by them and included or incorporated by reference in the Registration Statement or the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations;

               (iii) On the basis of limited procedures, not constituting an audit conducted in accordance with generally accepted auditing standards, consisting of a reading of the unaudited consolidated financial statements and other information referred to below, a reading of the latest available interim financial statements of the Guarantor and its subsidiaries, inspection of the minute books of the Guarantor and its subsidiaries since the date of the latest audited consolidated financial statements included or incorporated by reference in the Prospectus, inquiries of officials of the Guarantor and its subsidiaries who have responsibility for financial and accounting matters and such other inquiries and procedures (including those for a review of interim financial information as described in SAS No. 71) as may be specified in such letter, nothing came to their attention that caused them to believe that:

                            (A) any material modifications should be made to the
                   unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included or incorporated by reference in the Guarantor's Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus, for them to be in conformity with generally accepted accounting principles;

                            (B) the unaudited condensed consolidated statements
                   of income, consolidated balance sheets and consolidated statements of cash flows included or incorporated by reference in the Guarantor's Quarterly Reports on Form 10-Q, incorporated by reference in the Prospectus, do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act as it applies to Form 10-Q and the related published rules and regulations;

                            (C) any unaudited pro forma condensed consolidated
                   financial statements included in or incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X and that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;

                            (D) as of a specified date not more than five days
                   prior to the date of such letter, there was any change in the capital stock, increase in long-term debt, or any decreases in consolidated net current assets or shareholder's equity of the Guarantor and its subsidiaries, or any decreases in consolidated net sales or in the total or per share amounts of income before extraordinary items or of net income, or any increases in any items specified by the Representatives, in each case as compared with amounts shown in the latest balance sheet included or incorporated by reference in the Prospectus, except in all instances for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

                   (iv) In addition to the examination referred to in their report(s) included or incorporated by reference in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraph (iii) above, they have carried out certain specified procedures, not constituting an examination in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Representatives which are derived from the general accounting records of the Guarantor and its subsidiaries, which appear in the Prospectus (excluding documents incorporated by reference) or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Representatives or in documents incorporated by reference in the Prospectus specified by the Representatives, and have compared certain of such amounts, percentages and financial information with the accounting records of the Guarantor and its subsidiaries and have found them to be in agreement.

         All references in this Annex II to the Prospectus shall be deemed to refer to the Prospectus (including the documents incorporated by reference therein) as defined in the Underwriting Agreement as of the date of the letter delivered on the date of the Pricing Agreement for purposes of such letter and to the Prospectus as amended or supplemented (including all documents incorporated by reference therein), in relation to the applicable Designated Securities for purposes of the letter delivered at the Time of Delivery for such Designated Securities.

                                                      II-2